PAYOFF CONFIRMATION LETTER

August 5, 2022

Danimer Scientific Holdings, LLC

140 Industrial Boulevard

Bainbridge, Georgia 39817

Attention: Stephen E. Croskrey, CEO

Email: croskrey@danimer.com

Re: Termination of the Commitments under (and as defined in) that certain Revolving Credit Agreement dated April 29, 2021 (as at any time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among DANIMER SCIENTIFIC HOLDINGS, LLC, a Delaware limited liability company ("Holdings"), MEREDIAN, INC., a Georgia corporation ("Meredian"), MEREDIAN BIOPLASTICS, INC., a Georgia corporation ("MBP"), DANIMER SCIENTIFIC, L.L.C., a Georgia limited liability company ("Danimer"), DANIMER BIOPLASTICS, INC., a Georgia corporation ("DBP"), DANIMER SCIENTIFIC KENTUCKY, INC., a Delaware corporation ("DSK"), and Novomer, Inc., a Delaware corporation (“Novomer”; Holdings, Meredian, MBP, Danimer, DBP, DSK and Novomer, each a "Borrower" and collectively, the "Borrowers"), and TRUIST BANK, a North Carolina banking corporation (together with its successors and assigns, "Lender")

Ladies and Gentlemen:

Lender has been informed that Borrowers intend to terminate the Commitments under (and as defined in) the Credit Agreement on August 5, 2022 (the "Termination Date"), and to satisfy in full all loans and other non-contingent obligations of Borrowers to Lender outstanding on the effective date of such termination (collectively, the "Absolute Obligations"), including, but not limited to, all principal, interest, legal fees and other charges outstanding or payable under the Credit Agreement. Borrowers have advised Lender that satisfaction of the Absolute Obligations will be effected by the wire transfer from Borrowers to (i) Lender and (ii) counsel for Lender, each in immediately available funds, in an aggregate amount sufficient to satisfy the full amount of the Absolute Obligations on the Termination Date.

To the end of facilitating Borrowers’ wire transfer of funds to satisfy the Absolute Obligations, please be advised that the total Absolute Obligations on the date hereof are as calculated on Exhibit A attached hereto.

Lender agrees that the Absolute Obligations shall be satisfied, and Lender's liens and security interests in the property of Borrowers granted as security for the indebtedness of Borrowers under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) shall be terminated, released and discharged, if, on or before 5:00 p.m. (Atlanta, Georgia time) on the Termination Date, Lender has received each of the following (the requirements of Lender's receipt of each of the following items are collectively referred to as the "Payoff Conditions"):

(a)
a wire transfer from Borrowers of immediately available federal funds in the amount set forth in item 4 of Exhibit A (as adjusted to include per diem interest as set forth on Exhibit A if such wire transfer is received by Lender after 2:00 pm. (Atlanta, Georgia time) on the Termination Date);

(b)
written confirmation (which may be by email) that counsel for Lender has received from Borrowers a wire transfer of immediately available federal funds, for the account of such counsel, in the amount set forth in item 5 of Exhibit A; and
(c)
a copy of this letter agreement fully executed by each Borrower and each Guarantor.

Instructions for the wire transfer of funds by Borrowers to Lender and its counsel are set forth on Exhibit B.

No termination of Lender's liens and security interests in the assets of Borrowers and Guarantors shall operate to terminate or impair (a) any Borrower’s or any Guarantor’s indemnifications of Lender under the Credit Agreement or any of the other Loan Documents (as defined in the Credit Agreement), all of which shall survive such termination to the extent set forth in the Credit Agreement and the other Loan Documents, or (b) any statutory or common law depository bank lien, any security interest of a collecting bank under Section 4-210 of the Uniform Commercial Code, or any other rights of Lender, in its capacity as depository bank, pursuant to any blocked account, lockbox or other deposit account control agreement or any depository agreement with any Borrower or any Guarantor (collectively, the "Depository Agreements"), which rights shall be governed by such Depository Agreements and applicable law.

By their acceptance hereof, Borrowers and Guarantors, acknowledge and agree that (a) Lender reserves all of its rights with respect to each automated clearinghouse ("ACH") transfer and each check and other instrument or payment item received by Lender from any Borrower or any of Borrowers’ account debtors prior to full payment of the Absolute Obligations as contemplated hereby (such checks, instruments or other payment items being collectively called "Checks"); (b) Lender has credited to Borrowers’ account the amount of all such ACH transfers and the face amount of all such Checks, but Lender has not yet received full and final credit or payment therefor; and (c)Guarantors and Borrowers, jointly and severally, shall reimburse and pay to Lender, promptly after Lender's demand therefor made at any time, in immediately available funds, the amount of any ACH transfer and the full face amount of any Check that is hereafter dishonored or returned to Lender or remains unpaid for any reason plus any bank charges and all other reasonable costs incurred by Lender that arise as a result of any such dishonor or return.

Upon satisfaction of the Payoff Conditions, Lender agrees to execute and deliver all terminations and satisfactions necessary or reasonably requested by Borrowers to release any and all liens, security interests, assignments, pledges and other interests Lender may have in the assets of Borrowers and Guarantors to secure the indebtedness of Borrowers under the Credit Agreement and other Loan Documents, including, but not limited to, (i) terminations of the UCC financing statements listed on Exhibit C, (ii) terminations of the intellectual property filings listed on Exhibit D, and (iii) notices of the termination as to Lender of the deposit account control agreements listed on Exhibit E. All costs and expenses of Lender with respect to the preparation, execution or recording of any terminations or releases in connection with this letter agreement shall be borne solely by Borrowers.

Effective as of the date hereof, Borrowers, Guarantors, and Lender hereby acknowledge and agree that Lender shall have no further obligation to make loans or extend other financial accommodations to or for the benefit of any Borrower under the Credit Agreement or otherwise.

BORROWERS AND GUARANTORS EACH, ON BEHALF OF ITSELF AND ON BEHALF OF ALL THOSE ENTITIES CLAIMING BY, THROUGH, OR UNDER SUCH BORROWER OR GUARANTOR, AS APPLICABLE, TOGETHER WITH SUCH BORROWER'S OR GUARANTOR’S, AS APPLICABLE, SUCCESSORS AND ASSIGNS (BORROWERS, GUARANTORS AND ALL SUCH OTHER PERSONS OR ENTITIES COLLECTIVELY BEING REFERRED TO IN THIS PARAGRAPH AS THE "RELEASORS"), FOR GOOD AND VALUABLE CONSIDERATION, INCLUDING,

WITHOUT LIMITATION, THE EXECUTION OF THIS LETTER AGREEMENT BY LENDER AND LENDER'S AGREEMENT TO RELEASE LENDER'S LIENS AND SECURITY INTERESTS IN THE ASSETS OF BORROWERS AND GUARANTORS, DOES HEREBY UNCONDITIONALLY REMISE, RELEASE, ACQUIT AND FOREVER DISCHARGE LENDER AND EACH OF LENDER'S PAST AND PRESENT OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, SUCCESSORS AND ASSIGNS, AND THE HEIRS, EXECUTORS, TRUSTEES, ADMINISTRATORS, SUCCESSORS AND ASSIGNS OF ANY SUCH PERSONS OR ENTITIES (COLLECTIVELY REFERRED TO IN THIS PARAGRAPH AS THE "SECURED PARTY RELEASEES"), OF AND FROM ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, COUNTERCLAIMS, LIABILITIES, OBLIGATIONS, DEFENSES, AND DEMANDS WHATSOEVER (IF ANY), AT LAW OR IN EQUITY, OR DISPUTED OR UNDISPUTED, WHICH ANY OF THE RELEASORS EVER HAD, NOW HAS, OR HEREAFTER CAN, SHALL, OR MAY CLAIM TO HAVE AGAINST ANY OF THE SECURED PARTY RELEASEES FOR OR BY REASON OF ANY CAUSE, MATTER, OR THING WHATSOEVER, ARISING OUT OF OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS, OTHER THAN LENDER’S OBLIGATIONS UNDER THIS LETTER AGREEMENT.

This letter agreement may be executed in any number of counterparts, all of which, when taken together, shall be deemed one and the same agreement. Any manually executed counterpart of this letter agreement delivered by facsimile or other electronic transmission shall be deemed an original counterpart hereof.

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When accepted by Borrowers and acknowledged by Guarantors, the foregoing shall constitute an agreement made in, and governed by the internal laws of the State of Georgia.

Very truly yours,

"LENDER"

TRUIST BANK

By: /s/ Carla Lemoine

Name: Carla Lemoine

Title: Director

[Signatures continued on following page.]

The above and foregoing is acknowledged, accepted and agreed to:

"BORROWERS"

DANIMER SCIENTIFIC HOLDINGS, LLC

By: /s/ Michael A. Hajost

Name: Michael A. Hajost

Title: Vice President, Treasurer and Secretary

[SEAL]

MEREDIAN, INC.

By: /s/ Michael A. Hajost

Name: Michael A. Hajost

Title: Vice President, Treasurer and Secretary

[CORPORATE SEAL]

MEREDIAN BIOPLASTICS, INC.

By: /s/ Michael A. Hajost

Name: Michael A. Hajost

Title: Vice President, Treasurer and Secretary

[CORPORATE SEAL]

DANIMER SCIENTIFIC, L.L.C.

By: /s/ Michael A. Hajost

Name: Michael A. Hajost

Title: Vice President, Treasurer and Secretary

[SEAL]

[Signatures continue on the following page.]

Payoff Confirmation Letter (Danimer)

DANIMER BIOPLASTICS, INC.

By: /s/ Michael A. Hajost

Name: Michael A. Hajost

Title: Vice President, Treasurer and Secretary

[CORPORATE SEAL]

DANIMER SCIENTIFIC KENTUCKY, INC.

By: /s/ Michael A. Hajost

Name: Michael A. Hajost

Title: Vice President, Treasurer and Secretary

[CORPORATE SEAL]

NOVOMER, INC.

By: /s/ Michael A. Hajost

Name: Michael A. Hajost

Title: Vice President, Treasurer and Secretary

[CORPORATE SEAL]

[Signatures continued on following page.]

Payoff Confirmation Letter (Danimer)

"GUARANTORS"

Danimer Scientific, Inc.

By: /s/ Michael A. Hajost

Name: Michael A. Hajost

Title: Chief Financial Officer

[CORPORATE SEAL]

MEREDIAN HOLDINGS GROUP, INC.

By: /s/ Michael A. Hajost

Name: Michael A. Hajost

Title: Vice President, Treasurer and Secretary